UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2022

HOOKIPA PHARMA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38869	81-5395687

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue, 72nd Floor Suite 7240
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HOOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On June 30, 2022, HOOKIPA Pharma Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, (the "Certificate of Amendment") with the Secretary of State of the State of Delaware, to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) from 100,000,000 authorized shares to 200,000,000 authorized shares. The additional common stock authorized by the Certificate of Amendment has rights identical to the Company’s currently outstanding common stock.

A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its previously announced Annual Meeting of Stockholders (the “Annual Meeting”) on June 30, 2022, at which a quorum was present. As of April 13, 2022, the record date for the Annual Meeting, there were 50,872,734 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 16, 2022: (i) to elect Julie O’Neill and Reinhard Kandera as Class III directors of the Company each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2025 and until their successors have been elected and qualified (“Proposal 1”), (ii) to ratify the appointment of PwC Wirtschaftsprüfung GmbH as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”), (iii) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the total number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares (“Proposal 3”), (iv) to authorize an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock (without reducing the authorized number of shares of Common Stock), in the range of 1-for-2 to 1-for-10, if and when determined by the Company’s board of directors (“Proposal 4”), and (v) to approve an amendment to the Company’s 2019 Stock Option and Incentive Plan (the “Plan”) to increase the maximum number of shares of Common Stock reserved and available for issuance under the Plan by 1,000,000 shares (“Proposal 5”).

The Company’s stockholders approved the Class III director nominees recommended for election in Proposal 1 at the Annual Meeting. The Company’s stockholders voted for the Class III directors as follows:

Class III Director Nominee	For	Withhold	Broker Non- Votes
Julie O’Neill	30,759,993	1,003,844	7,805,414
Reinhard Kandera	25,883,390	5,880,447	7,805,414

The Company’s stockholders approved Proposal 2. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
39,000,736	418,404	150,111

The Company’s stockholders approved Proposal 3. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
31,364,292	8,142,221	62,738

The Company’s stockholders approved Proposal 4. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain
29,546,720	9,929,187	93,344

The Company’s stockholders approved Proposal 5. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Votes
23,315,702	8,422,262	25,873	7,805,414

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Exhibits

(d) Exhibits

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of HOOKIPA Pharma Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022	HOOKIPA Pharma Inc.

	By:	/s/ Joern Aldag
Joern Aldag Chief Executive Officer (Principal Executive Officer)